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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 29, 2004

                        Commission File Number 333-66221



    R.A.B. HOLDINGS, INC.                             R.A.B. ENTERPRISES, INC.
----------------------------                       ----------------------------
(Exact name of registrant as                        (Exact name of registrant as
 specified in its charter)                            specified in its charter)

        Delaware                                               Delaware
----------------------------                       ----------------------------
(State or other jurisdiction                       (State or other jurisdiction
    of incorporation)                                     of incorporation)


       13-3893246                                           13-3988873
----------------------------                       ----------------------------
     (IRS Employer                                        (IRS Employer
   Identification No.)                                  Identification No.)


                  444 Madison Avenue, New York, New York 10022
                    (Address of principal executive offices)


        Registrant's telephone number including area code: (212) 688-4500


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On June 29, 2004, R.A.B. Holdings, Inc. ("Holdings") issued a press release providing updated information concerning the pending restructuring of indebtedness outstanding under the Senior Notes issued by Holdings and its subsidiary R.A.B. Enterprises, Inc. A copy of the press release is included as an Exhibit to this Form 8-K.


Exhibits.
---------

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated June 29, 2004 issued by R.A.B. Holdings, Inc.



                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated:  June 30, 2004.

                                         R.A.B. HOLDINGS, INC.


                                         By: /s/ Steven M. Grossman
                                             -----------------------------------
                                             Steven M. Grossman
                                             Executive Vice President,
                                             Chief Financial Officer & Treasurer

                                         R.A.B. ENTERPRISES, INC.


                                         By: /s/ Steven M. Grossman
                                             -----------------------------------
                                             Steven M. Grossman
                                             Executive Vice President,
                                             Chief Financial Officer & Treasurer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit        Description
-------        -----------
99.1           Press Release dated June 29, 2004 issued by R.A.B. Holdings, Inc.




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